
WADE FUND, INC. -                                FINANCIAL HIGHLIGHTS
The financial highlight table is intended to help you understand the Fund's financial performance for the past 5 years and 6 months ending June 30, 2002.  Certain information reflects financial results for a single fund share.  The total returns in the table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
This information has been audited by Rhea & Ivy, P.L.C., whose report, along with the Fund's financial statements, are included herein.
PER SHARE INCOME AND CAPITAL CHANGES - (For a share outstanding throughout each period)

                                                                                  Six Months Ending
                                     1997      1998     1999      2000      2001   June 30, 2002*
Net Asset Value, Beginning
  of Period          .             $34.81    $38.88    $39.11    $43.62    $41.70    $38.50

Income From Investment Operations:
  Net Investment Income             $0.05     $0.03     $0.16     $0.41     $0.16    $(0.08)
  Net Realized and Unrealized
   Gains (Losses) on Securities     $6.98     $1.90     $7.72    $(0.18)   $(1.59)   $(2.18)
                                   ------    ------     -----    ------    ------    ------
Total From Investment Operations    $7.03     $1.93     $7.88     $0.23    $(1.43)   $(2.26)

Less Distributions:
  Dividends from Net Income  .      $0.05     $0.03     $0.15     $0.47     $0.17    $ 0.00
  Distributions from Realized
    Gains on Securities             $2.91     $1.67     $3.22     $1.68     $1.60    $ 0.00
                                   ------    ------     -----    ------    ------    ------
Net Asset Value, End
  of Period          .             $38.88    $39.11    $43.62    $41.70    $38.50    $36.24
                                   =======   =======   =======   =======   =======   =======
Total Return                        20.25%     5.16%    20.15%     0.77%    -3.44%    -5.87%

Ratios/Supplemental Data:

  Net Assets, End of Period      $705,332  $729,828  $879,384  $851,331  $799,776  $752,961

  Ratio of Expenses to
   Average Net Assets    .           2.72%     2.71%     2.20%     2.12%     2.19%     2.31%(annualized)

  Ratio of Net Income to
   Average Net Assets     .          0.12%     0.06%     0.37%     1.04%     0.43%     0.44%(annualized)

  Portfolio Turnover Rate    .       4.43%     0.00%     0.00%     0.00%     3.92%     0.00%(annualized)

  Number of Shares Outstanding,
   End of Period        .          18,142    18,659    20,161    20,417    20,775    20,778

*See accompanying notes and independent auditor's report.

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                        Wade Fund, Inc.

                             Index

                         June 30, 2002


Independent Auditor's Report..........................................Page 3

Statement of Assets and Liabilities........................................4

Statement of Sources of Net Assets.........................................4

Statement of Operations....................................................5

Statement of Unrealized Appreciation on Investments........................5

Statement of Changes in Net Assets.........................................6

Schedule of Investments....................................................7

Notes to Financial Statements..............................................8

To the Shareholders and Board of Directors
Wade Fund, Inc.
Memphis, Tennessee

                  Independent Auditor's Report

We have audited the statements of assets and liabilities and sources of net assets of Wade Fund, Inc., including the schedule of investments as of June 30, 2002, and the related statements of operations, unrealized appreciation on investments and changes in net assets for the six months then ended, and supplementary information (Note 4) for the four years and six months then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. Securities owned as investments at June 30, 2002, were held by the Trust Department of the First Tennessee Bank under a custodial agreement, and were verified by direct confirmation.

In our opinion, the financial statements and schedule referred to above present fairly, in all material respects, the financial position of Wade Fund, Inc., as of June 30, 2002, and the results of its operations and the changes in its net assets for the six months then ended, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the supplementary information (Note 4) for the four years and six months ended June 30, 2002, is fairly stated in all material respects in relation to the financial statements taken as a whole.




July 23, 2002

                               3
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Wade Fund, Inc.

Statement of Assets and Liabilities

June 30, 2002

Assets
Investments at closing market quotations:
  Common stock (cost $124,158.36)                                 $445,584.20
  Money market mutual fund (cost $304,896.73)                      304,896.73
Cash on demand deposit                                               3,401.06
Dividends receivable                                                   612.50
Interest receivable                                                    387.50
Prepaid bond premium                                                   675.00
                                                                  -----------
  Total assets                                                     755,556.99
                                                                  -----------
Liabilities

Accrued expenses                                                     2,383.26
State franchise taxes payable                                          212.60
                                                                  -----------
  Total liabilities                                                  2,595.86
                                                                  -----------

Net assets applicable to 20,778 shares of
  outstanding capital stock                                       $752,961.13
                                                                  ===========

Net asset value per share of outstanding capital stock                 $36.24
                                                                  ===========

Offering and redemption price per share                                $36.24
                                                                  ===========

               Statement of Sources of Net Assets

                         June 30, 2002
Capital
  Excess of amounts received from sale of capital
  shares over amounts paid out in redeeming shares:
    Authorized 100,000 shares, no par value,
    outstanding 20,778 shares                                     $421,932.01
Accumulated net realized gain on investment
  (computed on identified cost basis)            $1,689,170.78
Accumulated distributions on net realized gain    1,683,210.61       5,960.17
                                                  ------------
Unrealized appreciation on investments                             321,425.84
                                                                  -----------
    Total capital                                                  749,318.02

Undistributed net income                                             3,643.11
                                                                  -----------
Net assets applicable to 20,778 shares of
  outstanding capital stock                                       $752,961.13
                                                                  ===========
See note to financial statements.
                               4
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                        Wade Fund, Inc.

                    Statement of Operations

             For the Six Months Ended June 30, 2002


Income
  Dividends                                                         $4,547.96
  Interest                                                           2,788.23
                                                                    ---------
                                                                     7,336.19
                                                                    ---------
Expenses
  Advisory fee                                                       2,921.48
  Legal fee                                                          1,588.19
  Accounting fee                                                     2,250.00
  Custodial fee                                                      1,170.00
  Other expenses                                                       620.33
  Taxes, including federal, state and local                            510.00
                                                                    ---------
                                                                     9,060.00
                                                                    ---------

    Net investment loss                                            $(1,723.81)
                                                                   ==========
    Ratio of total expenses to total investment income                 123.50%
                                                                       ======



      Statement of Unrealized Appreciation on Investments

             For the Six Months Ended June 30, 2002


Balance at January 1, 2002                                        $366,628.96
Balance at June 30, 2002                                           321,425.84
                                                                  -----------
    Decrease in unrealized appreciation                           $(45,203.12)
                                                                  ===========
See note to financial statements.

                               5
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                        Wade Fund, Inc.

               Statement of Changes in Net Assets

             For the Six Months Ended June 30, 2002


Net Assets
Net assets at January 1, 2002, including                          $799,776.10
     $5,366.92 in undistributed net income

Operations
Net investment loss per statement of operations        $(1,723.81)
Decrease in unrealized appreciation of investments     (45,203.12) (46,926.93)
                                                       -----------
Capital Stock Issued
Amounts received from subscriptions to 3 shares
   of capital stock                                                    111.96
                                                                  -----------
Net assets at June 30, 2002, including
    $3,643.11 in undistributed net income                         $752,961.13
                                                                  ===========

See note to financial statements.

                               6
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                        Wade Fund, Inc.

                    Schedule of Investments

                         June 30, 2002


                                               Number of            Market
                                                Shares     Cost      Value
                                               --------- -------- -----------

Common stocks - 59.18%
  Aluminum - 6.61%
    Alcoa, Inc.                                  1,500  $3,458.98  $49,725.00
                                                       ----------  ----------
Automobile - 8.21%
  Autozone (B)                                     800  23,132.00   61,840.00
                                                       ----------  ----------
Bank and Finance - 16.93%
  J. P. Morgan Chase and Co. Inc.                1,500   1,486.37   50,880.00
  First Tennessee National Corporation           2,000  18,983.34   76,600.00
                                                       ----------  ----------
                                                        20,469.71  127,480.00
                                                       ----------  ----------
Insurance - 3.69%
  Safeco Corporation                               900   1,080.71   27,801.00
                                                       ----------  ----------
Paper Products - 5.79%
  International Paper, Inc.                      1,000  24,828.25   43,580.00
                                                       ----------  ----------
Petroleum Services - 4.82%
  Schlumberger, Ltd.                               600   9,871.50   27,900.00
  Transcean Sedco Forex                            116   1,210.93    3,613.40
  Williams Company                                 800  20,584.00    4,792.00
                                                       ----------  ----------
                                                        31,666.43   36,305.40
                                                       ----------  ----------
Pharmaceutical - 3.11%
  Bristol Myers Squibb                             800  11,366.61   20,560.00
  Zimmer Company (B)                                80     575.90    2,852.80
                                                       ----------  ----------
                                                        11,942.51   23,412.80
                                                       ----------  ----------
Railroads - 3.72%
  CSX Corporation                                  800   6,909.18   28,040.00
                                                       ----------  ----------
Semiconductors - 6.30%
  Texas Instruments, Inc.                        2,000     670.59   47,400.00
                                                       ----------  ----------
       Total common stocks - 59.18%                    124,158.36  445,584.20
                                                       ----------  ----------
Money Market Mutual Funds - 40.49%
  First Funds U.S. Government Portfolio     304,896.73 304,896.73  304,896.73
                                                       ----------  ----------
       Total money market funds                        304,896.73  304,896.73
                                                       ----------  ----------
       Total investments                          (A) $429,055.09  750,480.93
                                                      ===========
Other assets less liabilities - .33%                                 2,480.20
                                                                  -----------
       Net assets - 100%                                          $752,961.13
                                                                  ===========
(A)Represents the aggregate cost of investments for federal income tax purposes

(B)Non-income producing

See notes to financial statements.

                               7
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                        Wade Fund, Inc.

                 Notes to Financial Statements

                         June 30, 2002

1. Significant Accounting Policies

Income Taxes

Since it is the policy of the Fund to qualify each year as a regulated investment company under Section 851 of the Internal Revenue Code and to distribute all, or substantially all, of its taxable income, including realized net gain on investments, it is not expected that federal income tax will ordinarily constitute a major item of expense. Therefore, no provision is made for such tax on unrealized appreciation on investments. However, on the accrual basis of accounting, provision for federal income tax and state franchise and excise tax on net income and on net realized gain on investments is made when applicable.

Equalization

The Company follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares equivalent, on a per share basis, to the amount of distributable net investment income on the date of the transaction is credited or charged to undistributed net income. As a result, undistributed investment income per share is unaffected by sales or redemptions of fund shares.

Investments

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               8
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2. Capital Stock

The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management company with 100,000 shares of no par value common capital stock authorized.

3. Investment Advisory Fee

Advisory service fee is paid at the annual rate of three-fourths of one percent on the net value of investment assets and is paid at the end of each quarter at the rate of three-sixteenths of one percent of the net value of such assets on the last day of the quarter on which the New York Stock Exchange is open. Maury Wade, Jr., who is president and director of the Fund, received $2,921.48 for his services as investment advisor.

4. Supplementary Information

Net asset values and dividends declared per share, for the four years and six months ended June 30, 2002 are as follows:

                                                Dividends Declared
                                               --------------------
                                                           From
                                     Net         From     Realized
   Year Ended                       Asset         Net     Capital
  December 31,                      Value       Income     Gains
  ------------                      -----       ------     ------
     1998                           39.11        .03        1.67
     1999                           43.62        .15        3.22
     2000                           41.70        .47        1.68
     2001                           38.50        .17        1.60

Six months ended June 30, 2002      36.24         -           -



(This information is not part of the accountant's report)

Shareholders Meeting

     The annual meeting of the Wade Fund, Inc. was held on February 27, 2002. The following matters were voted upon at the meeting:

     Election of Directors. The following persons were elected as directors by a vote of 18,593 for, none against, for a period of service until the next annual meeting of stockholders or until successors of the respective directors are elected and qualified:

     Maury Wade, Jr.
     L. Palmer Brown, III
     Richard D. Harwood
     David L. DelBrocco
     Charles Grant Wade

     Independent Public Accountants. The selection by the Board of Directors of the firm of Rhea & Ivy, P.L.C. to serve as the Wade Fund, Inc.'s independent public accountants for the 2002 was ratified by a vote of 18,593 for, none against.

                                9